UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K/A
 (Amendment No. 1)
______________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 11, 2006

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Cellegy Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-26372	82-0429727
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Byberry Road, Bldg 13 Huntingdon Valley, Pa		19006
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 914-0900

Same
(Former name or Former Address, if Changed Since Last Report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On April 17, 2006, Cellegy Pharmaceuticals, Inc. (“Cellegy” or the “Company”) filed a Report on Form 8-K relating to the sale of all of the outstanding shares of its Australian subsidiary, Cellegy Australia PTY LTD (“Australia Pty Ltd”), to Epsilon Pharmaceuticals (“Epsilon”), a company located in Australia, in exchange for cash consisting of approximately $1.25 million paid at the closing, plus certain additional payments based on Australia Pty Ltd’s collection of its accounts receivable.

This amendment is being filed for the purpose of amending Item 9.01 to include unaudited pro forma financial information concerning the transaction.

Item 9.01  Financial Statements and Exhibits.

(b) Pro forma financial information

The following unaudited consolidated balance sheets as of December 31, 2005 and March 31, 2006, and the unaudited consolidated statements of operations for the year ended December 31, 2005 and the three months ended March 31, 2006, have been prepared to present the consolidated financial position and the consolidated results of operations of Cellegy Pharmaceuticals, Inc. as if the sale of Cellegy’s Australian subsidiary, Cellegy Australia PTY LTD (“Australia Pty Ltd”), had occurred on December 31, 2005 and March 31, 2006, respectively, for the unaudited consolidated balance sheets, and on January 1, 2005, for the unaudited consolidated statements of operations. The unaudited pro forma financial information is for information purposes only and does not purport to present what the Company’s results would actually have been had these transactions actually occurred on the dates presented, and the information is not necessarily indicative of future results of operations that might have been achieved if the foregoing transaction had been consummated as of the indicated dates, nor is the information indicative of Cellegy’s financial position or results of operations as of December 31, 2005 or for the year ended December 31, 2005, or as of March 31, 2006 or for the three months ended March 31, 2006. The unaudited pro forma consolidated financial information has been derived from, and should be read in conjunction with, Cellegy’s historical financial statements, together with the related notes thereto, included in Cellegy’s annual report on Form 10-K for the year ended December 31, 2005, and quarterly report on Form 10-Q (filed on May 15, 2006) for the period ended March 31, 2006. The unuadited pro forma adjustments are based upon currently available information and upon certain assumptions that Cellegy believes are reasonable.

Cellegy Pharmaceuticals, Inc.
(a development stage company)
Balance Sheet
(in thousands)

	Three Months Ended March 31, 2006
	Consolidated	Australia	Pro-forma
Assets
Current assets:
Cash and cash equivalents	$1,143	$186	$957
Short-term investments	—	—	—
Accounts receivable	439	53	386
Inventory	69	69	—
Prepaid expenses and other current assets	493	—	493
Total current assets	2,145	308	1,836

Restricted cash	—	—	—
Property and equipment, net	419	—	419
Goodwill	955	955	—
Intangible assets, net	109	—	109
Total assets	$3,628	$1,263	$2,365

Liabilities and Stockholders' Deficit
Current liabilities:
Accounts payable	$1,629	$(1)	$1,630
Accrued expenses and other current liabilities	1,930	263	1,667
Current portion of notes payable	5,081	—	5,081
Current portion of deferred revenue	258	—	258
Total current liabilities	8,898	262	8,636

Notes payable	237	—	237
Derivative instruments	247	—	247
Deferred revenue	3,065	—	3,065
Total liabilities	12,447	262	12,185

Stockholders' deficit:
Common stock	3	—	3
Additional Paid-in Capital	125,591	1,013	124,578
Accumulated other comprehensive income	250	(158)	408
Deficit accumulated during the development stage	(134,663)	146	(134,809)
Total stockholders' deficit	(8,819)	1,001	(9,820)

Cellegy Pharmaceuticals, Inc.
(a development stage company)
Statements of Operations

(in thousands)

	Three Months Ended March 31, 2006
	Consolidated	Australia	Pro-forma
Revenues:
Licensing and contract revenue from affiliates	$—	$—	$—
Licensing, milestone and development funding	65	—	65
Grants	914	166	747
Product sales	423	—	423
Total revenues	1,402	166	1,236
Costs and expenses:
Cost of product sales	284	27	257
Research and development	1,106	—	1,106
Selling, general and administrative	2,104	64	2,039
Acquired in-process technology	—	—	—
Total costs and expenses	3,494	91	3,403
Operating loss	(2,092)	75	(2,167)
Interest and other income	9	1	7
Interest and other expense	(214)	—	(214)
Derivative revaluation	(54)	—	(54)
Net income (loss)	(2,351)	76	(2,427)
Non-cash Preferred Dividends	—	—	—
Net income (loss) applicable to common stockholders	$(2,351)	$76	$(2,427)

Cellegy Pharmaceuticals, Inc.
(a development stage company)
Balance Sheet
(in thousands)

	Twelve Months Ended December 31, 2005
	Consolidated	Australia	Pro-forma
Assets
Current assets:
Cash and cash equivalents	$2,251	$138	$2,113
Short-term investments	$11	—	11
Accounts receivable	1,085	19	1,066
Prepaid expenses and other current assets	1,429	95	1,334
Total current assets	4,776	251	4,524
Restricted cash	—	—	—
Property and equipment, net	497	—	497
Goodwill	981	981	—
Intangible assets	196	—	196
Total assets	$6,450	$1,233	$5,217

Liabilities and Stockholders' Deficit
Current liabilities:
Accounts payable	$1,756	$13	$1,744
Accrued expenses and other current liabilities	2,402	267	2,135
Current portion of Notes Payable	4,976	—	4,976
Current portion of deferred revenue	3,129	—	3,129
Total current liabilities	12,264	280	11,984
Other Long-term liability	212	—	212
Notes payable	—	—	—
Derivative instruments	193	—	193
Deferred revenue	258	—	258
Notes payable		—	—
Total liabilities	12,927	280	12,647

Stockholders' deficit:
Common stock	3	—	3
Additional paid-in capital	125,548	1,013	124,535
Accumulated other comprehensive income	284	(129)	413
Deficit accumulated during the development stage	(132,311)	69	(132,380)
Total stockholders' deficit	(6,477)	953	(7,430)
Total liabilities and stockholders' deficit	$6,450	$1,233	$5,217

Cellegy Pharmaceuticals, Inc.
(a development stage company)
Statements of Operations
(in thousands)

	Twelve Months Ended December 31, 2005
	Consolidated	Australia	Pro-forma
Revenues:
Licensing and contract revenue from affiliates	$—	$—	$—
Licensing, milestone and development funding	7,268	—	7,268
Grants	4,410	637	3,773
Product sales	1,157	—	1,157
Total revenues	12,835	637	12,198
Costs and expenses:
Cost of product sales	385	135	250
Research and development	8,481	91	8,390
Selling, general and administrative	9,249	333	8,916
Acquired in-process technology	—	—	—
Total costs and expenses	18,115	559	17,556
Operating loss	(5,280)	78	(5,358)
Interest and other income	208	12	196
Interest and other expense	(626)	—	(626)
Derivative revaluation	690	—	690
Net income (loss)	(5,008)	90	(5,098)
Non-cash preferred dividends	—	—	—
Net income (loss) applicable to common stockholders	$(5,008)	$90	$(5,098)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELLEGY PHARMACEUTICALS, INC.

Date: May 15, 2006	By:	/s/ Robert J. Caso
Robert J .Caso
Vice President, Finance and Chief Financial Officer
(Duly Authorized Officer)